UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2018

KBS LEGACY PARTNERS APARTMENT REIT, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	000-54673	27-0668930
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Newport Center Drive, Suite 700
Newport Beach, California 92660
(Address of principal executive offices)

Registrant’s telephone number, including area code: (949) 417-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 OTHER EVENTS
Second Liquidating Distribution Authorized
Pursuant to the Plan of Liquidation, on April 27, 2018, KBS Legacy Partners Apartment REIT, Inc.’s (the “Company”) board of directors authorized a second liquidating distribution in the amount of $4.16 per share of common stock to the Company’s stockholders of record as of the close of business on April 27, 2018 (the “Second Liquidating Distribution”). The Second Liquidating Distribution will be funded from the Company’s proceeds from real estate property sales. The Company expects to pay the Second Liquidating Distribution on April 30, 2018.
The Second Liquidating Distribution will be included in each stockholder’s Form 1099 for the year ending December 31, 2018. Stockholders are advised to consult their tax advisors regarding the tax consequences of the Second Liquidating Distribution in light of his or her particular investment or tax circumstances.
Estimated Value Per Share
On April 27, 2018, the Company’s board of directors approved an estimated value per share of the Company’s common stock of $0.24, effective April 27, 2018, which amount is equal to the Company’s estimated remaining net proceeds from liquidation as of April 27, 2018. The estimated value per share is based on the authorization of the Second Liquidating Distribution of $4.16 per share and the amount of the reserve fund of $0.24 per share established by the Company pursuant to the Plan of Liquidation.
The Company established the reserve to pay potential unknown liabilities and expenses in liquidation for which management believes there is minimal exposure.  The Company anticipates it will distribute any remaining funds to stockholders by the end of 2018.  However, there can be no assurances as to whether there will be any reserve funds available for distribution or the timing of any such distribution.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KBS LEGACY PARTNERS APARTMENT REIT, INC.

Date:	April 27, 2018	By:	/s/ JEFFREY K. WALDVOGEL
Jeffrey K. Waldvogel
Chief Financial Officer, Treasurer and Secretary
(principal financial officer)